UBS WARBURG
                         $400MM WFMBS 2002-19 (GROUP 2)
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                     6.680% +/- 10bps
Pass-Through                             5.750%
WAM                                      357 +/- 2 months
California                               45.0% approx.            45% max
Avg Loan Balance                         $460K approx.          $490K max
WA LTV                                     66% approx.            +5% max
Full Doc                                   79% approx.            -5% min
Primary Residence                          92% approx.            -5% min
Cash-Out Refi                              22% approx.            +5% max
Pledged Asset %                             2% approx.            +1% max
AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)
Estimated Subordination Level            2.45%
Pricing Speed                            300% PSA
Settlement Date                          10/30/02

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

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                                  UBS WARBURG
                              $350MM WFMBS 2002-19
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                     6.880% +/- 10bps
Pass-Through                             6.000%
WAM                                      354 +/- 2 months
California                               29.0% approx.            32% max
Avg Loan Balance                         $420K approx.          $440K max
WA LTV                                     68% approx.            +5% max
Full Doc                                   89% approx.            -5% min
Primary Residence                         100% approx.            -5% min
Cash-Out Refi                              19% approx.            +5% max
Pledged Asset %                             2% approx.            +1% max
AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)
Estimated Subordination Level            2.80%
Pricing Speed                            300% PSA
Settlement Date                          10/30/02

                            ALL NUMBERS APPROXIMATE.
                   ALL TRANCHES SUBJECT TO 5% SIZE VARIANCE.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.